Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Global Investor Services, Inc. (the “Company”) for the year ended March, 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas S. Maturo, the Chief Executive Officer, of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29th 2010

/s/ Nicholas S. Maturo
   Nicholas S. Maturo
Chief Executive Officer (principal executive officer)